Exhibit 10.42

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ANTARES PHARMA, INC.

AND

LUMARA HEALTH INC.

DEVELOPMENT AND LICENSE AGREEMENT

SEPTEMBER 30, 2014

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DEVELOPMENT AND LICENSE AGREEMENT

This Development and License Agreement ("Agreement") is made and entered into as of the 30th day of September, 2014 (the "Effective Date") by and between Antares Pharma, Inc., a Delaware corporation, with offices located at 100 Princeton South, Suite 300, Ewing, NJ 08628 ("Antares"), and Lumara Health Inc., a Delaware corporation, with a corporate address at 16640 Chesterfield Grove Road, Suite 200, Chesterfield, MO 63005 ("Lumara"). Antares and Lumara are sometimes referred to herein individually as a "Party" and collectively as the "Parties", and references to "Antares" and "Lumara" shall include their respective Affiliates.

Recitals

WHEREAS,   Lumara is engaged in discovering, developing and marketing pharmaceutical products, including 17-alpha hydroxyprogesterone caproate ("HPC").

WHEREAS, Antares is engaged in the research and development of certain drug delivery devices, including auto-injection systems and the development and marketing of pharmaceutical products.

WHEREAS, Lumara desires to obtain, and Antares desires to grant to Lumara, an exclusive, worldwide license to Antares' [***] auto-injection system or similar device for use with HPC in the Field (as defined below) upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained in this Agreement, the Parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

As used herein, the following terms shall have the following meanings assigned to them in this Article and shall include the plural as well as the singular:

1.1     "Adverse Event" means any untoward medical occurrence associated with the use of the Product (whether or not Product Approval has been achieved) in humans or subjects, without regard to a causal relationship between Drug, Device and the event as set forth in 21 CFR 312 & 314, as amended from time to time.

1.2     "Adverse Event Report" means any oral, written or electronically transmitted report of any Adverse Event.

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1.3     "Affiliate" means any Person that directly (or indirectly through one or more intermediaries) controls, is controlled by, or is under common control with a Party. For purposes of this definition only, the terms "controls," "controlled," and "control" means (i) the direct or indirect ability or power to direct or cause the direction of the management and policies of an entity or otherwise direct the affairs of such entity, whether through ownership of equity, voting securities, beneficial interest, by contract, or  otherwise, or (ii) the ownership, directly or indirectly, of at least 50% of the voting  securities (or other comparable ownership interest for an entity other than a corporation) of a Party.

1.4     "Antares Device Development" means the conduct of all activities by Antares or Lumara on their behalf consistent with the Device Development Plan that are reasonably required to complete development of the Device for the use of the Product in the Field, including: (i) regulatory affairs, pre-clinical studies and clinical trials in accordance with the cGLPs, cGCPs and cQSRs or other designated quality standards and Applicable Laws; (ii) all activities relating to developing the ability to manufacture Devices, including, without limitation, tooling development and delivery technologies related to Devices and components thereof, industrial and mechanical design, and manufacturing and quality assurance technical support until such time as manufacturing of Devices intended for commercial sale of Product commences and, thereafter, to the extent required under Applicable Law for continued commercial sale of Product; and usability studies as agreed to by the Parties.

1.5     "Antares Device Development Payments" means those payments made by Lumara to Antares, with respect to Antares Device Development as set forth in the Device Development Plan.

1.6     "Antares' Fully Burdened Manufacturing Costs" means those costs actually incurred by Antares related directly to the acquisition of materials and their conversion into salable Devices or Products, as the case may be. [***].

1.7     "Antares Indemnities" shall have the meaning set forth in Section 16.2 hereof.

1.8     "Antares Know-How" means all Information that is owned or Controlled by Antares as of the Effective Date or at any time during the term of this Agreement, and that is useful, necessary, or required for, or related to, the development, manufacture, use, commercialization or exploitation of [***], the Device and/or Product, or to otherwise proceed with the undertakings envisioned by this Agreement. Antares Know-How does not include Antares Patent Rights.

1.9     "Antares Patent Rights"  means all Patent Rights in the Territory that are owned, including jointly owned, or Controlled by Antares as of the Effective Date or at any time during the term of this Agreement that Cover [***], the Device and/or Product, or that otherwise Cover a method, apparatus, composition or process that is useful, necessary, or required for, or related to, the development, manufacture, use, commercialization or exploitation of [***], the Device and/or Product including improvements and next generations thereof, or to otherwise proceed with the undertakings envisioned by this Agreement, including without limitation the Patent Rights associated with the patents and patent applications identified in Exhibit B, and including any Patent Rights within the Program Intellectual Property owned solely or jointly by Antares

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hereunder. Antares Patent Rights do not include Antares Know-How.

1.10     "Antares Sole Invention" shall have the meaning set forth in Section 12.l(b) hereof.

1.11     "Antares Trademarks" means all trademarks, service marks, trade dress, trade names, and Internet domain names (together with the goodwill of the business symbolized by the foregoing), including all registrations and registration applications throughout the Territory that are owned or Controlled by Antares as of the Effective Date or at any time during the term of this Agreement, and that are useful, necessary, or required for, or related to, the development, manufacture, use, commercialization or exploitation, including any packaging, promotional materials, package inserts and labeling, of the Device and/or Product, or to otherwise  proceed with the undertakings envisioned by this

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Agreement, including without limitation, [***] and such other trademarks identified in Exhibit C.

1.12     "Applicable Laws" means all applicable statutes, ordinances, regulations, rules and orders of any kind whatsoever of any Governmental Authority, including, without limitation, the Anti-kickback Statute (42 U.S.C. § 1320a-7b, et. seq.), Prescription Drug Marketing Act, Generic Drug Enforcement Act of 1992 (21 U.S.C. § 3359, et. seq.), the Federal Food Drug and Cosmetics Act, Resource Conservation and Recovery Act, Clean Water Act, Clean Air Act, the Drug Enforcement Act, Occupational Safety and Health Act, cGMP, cGCP, cGLP, cQSR and any comparable laws of any foreign jurisdiction, all as amended from time to time.

1.13     "cGCP" means the then current Good Clinical Practice standards for the design, conduct, performance, monitoring, auditing, recording, analyses and reporting of clinical trials promulgated or endorsed by the U.S. Food and Drug Administration ("FDA") (or in the case of foreign jurisdictions, comparable regulatory standards), including those regulations or guidelines expressed or implied in the regulatory filings made with respect to [***], the Device or Product with the FDA or foreign regulatory agents.

1.14     "cGLP" means the then current Good Laboratory Practices promulgated or endorsed by the FDA (or in the case of foreign jurisdictions, comparable regulatory standards), including those procedures expressed or implied in the regulatory filings made with respect to [***], the Device or Product with the FDA or foreign regulatory agents.

1.15     "cGMP" means current Good Manufacturing Practices as defined in the U.S. regulations 21 CFR § 210 et. seq., and the European Economic Community Guide to Good Manufacturing Practices for Medicinal Products (Vol. IV Rules Governing Medicinal Products in the European Community 1992), and foreign equivalents.

1.16     "cQSRs" means current Quality System Regulations as defined in the U.S. Code of Federal Regulations, 21 CFR Part 820 and, in the case of foreign jurisdictions, comparable regulatory standards.

1.17     "Calendar Quarter" means a three-month period ending on March 31, June 30, September 30, or December 31.

1.18     "Calendar Year" means the twelve-month period ending on December 31.

1.19     "Commercially Reasonable Efforts" means such efforts that are consistent with the efforts and resources normally used by similarly situated companies in the same industry as Lumara in the exercise of its reasonable business discretion relating to the research, development and commercial progression of a potential pharmaceutical product owned by it or to which it has exclusive rights, with similar product characteristics as the Product, which is of similar market potential at a similar stage in its development or product life as the Product, taking into account issues of scientific risk, patent coverage, safety and efficacy, product profile, competitiveness of the marketplace, proprietary

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position, the regulatory structure involved and profitability (including pricing and reimbursement status achieved or likely to be achieved) and other relevant factors, including without limitation, technical, legal, scientific and/or medical factors. Without limiting the foregoing, Commercially Reasonable Efforts will include, inter alia, Lumara's: (i) prompt assignment of responsibility for such obligation to specific employee(s) who are held accountable for progress and monitor such progress on an on-going basis, (ii) setting annual objectives for carrying out such obligations, and (iii) allocating resources designed to advance progress with respect to such objectives, provided that the occurrence of any or all of the foregoing events shall not be required to establish use of Commercially Reasonable Efforts.

1.20    "Confidential Information" shall have the meaning set forth in Section 17.1 of this Agreement.

1.21     "Controlled" means the ability to grant a license or sublicense as provided for herein without violating the terms of any agreement or other arrangement with any Third Person.

1.22     "Cover" (including variations thereof such as "Covering", "Covered", and "Coverage") means that the development, manufacture, use, import, export, offer for sale or sale of the item(s) referred to would but for the licenses granted hereunder, infringe a Valid Claim.

1.23     "Damages" shall have the meaning set forth in Section 16.2 hereof.

1.24     "Device" means the [***] auto-injection system device, designed and developed to incorporate a Prefilled Syringe for delivery of the Drug and any improvements or modifications thereof made pursuant to this Agreement, or such other Antares-proprietary device as agreed to by Antares designed and developed to deliver the Drug pursuant to this Agreement.

1.25     "Device Development Plan" shall have the meaning set forth in Section 2.2 of this Agreement, an initial draft of which is attached hereto as Exhibit D.

1.26     "DHF" means the Design History File that Antares will establish and maintain for Devices inside and outside the Field that will contain or reference all records and submissions necessary to demonstrate that the design was developed in accordance with the approved Device Development Plan.

1.27     "Discontinuance Election" shall have the meaning set forth in Section 12.4 hereof.

1.28     "DMF" means a Device Master File, or other similar terminology, such as the term is defined in 21 C.F.R. 814.3(d) and is consistent with FDA Pre-Market Approval Manual (HHS Publication FDA 97-4212, January 1998), or comparable filings accepted by any Regulatory Authority in a country or jurisdiction outside the U.S. The DMF shall include, without limitation, the specifications for quality testing, design verification,

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process validation and release of Devices, in addition to any other information necessary for development, manufacture and release of Devices.

1.29     "Drug" means 17-alpha hydroxyprogesterone caproate.

1.30     "Effective Date" shall have the meaning set forth in the first paragraph of this Agreement.

1.31     "FDA" means the U.S. Food and Drug Administration, or any successor federal agency, having responsibility over Regulatory Approval in the U.S.

1.32     "FD&C Act" means the U.S. Food, Drug and Cosmetic Act (21 U.S.C. §301 et. seq.), as amended from time to time, together with any rules and regulations promulgated thereunder. FD&C Act shall also be deemed to include the Applicable Laws pertaining to the Product in any particular country or region in the Territory.

1.33     "Field" means all uses of the Drug in humans or animals.

1.34     "Governmental Authority" means any court tribunal, arbitrator, agency, commission, official or other instrumentality of any federal, state, or other political subdivision, or supranational body, domestic or foreign.

1.35     "IND" means an Investigational New Drug application (together with all additions, deletions, and supplements thereto) filed with the FDA or any equivalents of such items in countries within the Territory outside the U.S.

1.36     "Information" means any and all information, data, items, material and knowledge in the Field or otherwise related to drug delivery including, without limitation, any and all suggestions, descriptions, ideas, inventions (whether or not patentable), know-how, trade secrets, techniques, strategies, methods, syntheses, processes, practices, skills, experience, documents, apparatus, devices, chemical formulations, compounds, composition of matter, chemical samples, assays, screens, databases, database structures and data analysis methods in the Field or otherwise related to drug delivery.

1.37     "Infringed Licensed Technology" shall have the meaning set forth in Section 15.1 hereof.

1.38     "Intellectual Property Rights" means all intellectual property rights, including, without limitation all Patent Rights, copyrights, trademarks, trade secret rights and know-how rights.

1.39     "Joint Project Team" shall have the meaning set forth in Section 3.1 hereof.

1.40     "Joint Invention" shall have the meaning set forth in Section 12.l(c) hereof.

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1.41     "Licensed Technology" means Antares Patent Rights, Antares Trademarks and Antares Know-How.

1.42     "Lumara Indemnities" shall have the meaning set forth in Section 16.3, hereof.

1.43     "Lumara Sole Invention" shall have the meaning set forth in Section 12.l(a) hereof.

1.44     "Lumara Trademarks" means all trademarks, service marks, trade dress, trade names, and Internet domain names (together with the goodwill of the business symbolized by the foregoing), including all registrations and registration applications throughout the Territory that are owned or Controlled by Lumara as of the Effective Date  or at any time during the term of this Agreement, and that are useful, necessary, or required for, or related to, the development, manufacture, use, commercialization or exploitation, including any packaging, promotional materials, package inserts and labeling, of the Product, or to otherwise proceed with the undertakings envisioned by this Agreement, including without limitation, Makena® and such other trademarks identified in Exhibit E.

1.45     "Manufacturing Agreement" shall have the meaning set forth in Section 10.1 of this Agreement.

1.46     "Net Sales" shall mean, with respect to a Product, the gross amount invoiced by Lumara, its Affiliates or any sublicensee thereof to Third Persons or the sale of the Product in the Territory, less:

(a)   Trade, quantity and cash discounts allowed;

(b)   Refunds, rebates, chargebacks, retroactive price adjustments, recalls, bad debt, price protection and shelf stock adjustments, and any other allowances or credits which effectively reduce the net selling price, all in accordance with U.S. GAAP;

(c)   Actual Product returns and allowances;

(d)   Any tax imposed on the production, sale, delivery or use of the Product, including, without limitation, sales, use, excise or value added taxes, with the exception of income taxes;

(e)   Payments required by Applicable Law to be made under Medicaid, Medicare or other government special medical assistance programs, annual assessed FDA user fees (including establishment fees for facilities and product fees for the NDA) and similar fees assessed by Regulatory Authorities in other jurisdictions amortized on a Calendar Quarter basis;

(f)   Freight, postage, shipping and insurance, handling and other transportation costs actually incurred by Lumara; and

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(g)   Any other similar and customary deductions which are properly recorded as a reduction of Net Sales under U.S. GAAP consistently applied.

Such amounts shall be determined from the books and records of Lumara or its sublicensee, maintained in accordance with U.S. GAAP or, in the case of sublicensees, such similar accounting principles, consistently applied. Lumara further agrees that in determining such amounts, it will use Lumara's then current standard procedures and methodology, including Lumara's then current standard exchange rate methodology for the translation of foreign currency sales into U.S. dollars or, in the case of sublicensees, such similar methodology, consistently applied.

1.47     "NDA" means (a) the single application or set of applications (together with all additions, deletions, and supplements (sNDA) thereto) for Products and/or pre-market approval to make and sell commercially both a formulation of Drug and a compatible commercial Device to be marketed as the Product, filed by Lumara with the appropriate Regulatory Authority within the Territory, and (b) any related registrations with or notifications to the appropriate Regulatory Authority within the Territory.

1.48     "Orange Book" means the Approved Drug Products with Therapeutic Equivalence Evaluations published and periodically updated by the FDA, including any successor publication or foreign equivalent.

1.49     "Patent Right(s)" means (a) patents and patent applications (including provisional applications and applications for certificates of invention); (b) any patents issuing from such patent applications (including certificates of invention); (c) all patents and patent applications claiming the priority date(s) of any of the foregoing; (d) any reissues, substitutions, confirmations, registrations, validations, re-examinations, additions, continuations, continued prosecution applications, continuations-in-part, or divisions of or to any of the foregoing and any patents issuing thereon; (e) term extensions, supplementary protection certificates and other governmental action which provide exclusive rights to a product beyond the original patent expiration date; and (f) all foreign equivalent of any of the foregoing (a)-(e) throughout the world.

1.50     "Permitted Person" shall have the meaning set forth in Section  17.2 hereof.

1.51     "Person" means a natural person, a corporation, a partnership, a trust, a joint venture, a limited liability company, any Governmental Authority or any other entity or organization.

1.52     "Prefilled Syringe" means the prefilled syringe containing the formulated Drug for incorporation into the Device.

1.53     "Pricing Approval" means such approval, agreement, determination or governmental decision establishing prices for Product that can be charged to consumers

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and/or will be reimbursed by Governmental Authorities in countries in the Territory where Governmental Authorities or Regulatory Authorities of such country approve or determine pricing for pharmaceutical products for reimbursement or otherwise.

1.54     "Product" means the fully packaged Device for auto-injection delivery of the Drug incorporating a Prefilled Syringe.

1.55     "Product Development Program" means the program of development activities for Antares Device Development set forth in or otherwise contemplated by the Device Development Plan (as amended from time to time) as more fully described in Article 2 of this Agreement.

1.56     "Product Launch" means the first commercial sale of a Product by Lumara or its sublicensees in the country at issue following Regulatory Approval and Pricing Approval for such Product in such country.

1.57     "Program Intellectual Property" shall have the meaning set forth in Section 12.1 hereof.

1.58     "Quality Agreement" or "QA" means the document between the Parties to be entered into pursuant to section 10.3(b) hereof which describes certain quality expectations and responsibilities relating to the development, manufacture, release testing and supply of the Devices and assembly and packaging of the Product and provides Lumara the right to perform quality audits of Antares consistent with the terms of the QA.

1.59     "Recipient" shall have the meaning set forth in Section 17.1 hereof.

1.60     "Regulatory Approval" means (a) in the U.S., approval by the FDA of any one or more of the following, an NDA, sNDA, 510K or similar application for marketing approval, and satisfaction of any related applicable FDA registration and notification requirements (if any), together with any other approval necessary to make and sell    Products commercially in the U.S.; and (b) in any country other than the U.S., approval by Regulatory Authorities having jurisdiction over such country of a single application or set of applications comparable to an NDA or similar application for marketing approval and satisfaction of any related applicable regulatory and notification requirements, if any, together with any other approval necessary to make and sell Products commercially in such country, and the grant of Pricing Approval.

1.61     "Regulatory Authority" means, in a particular country or jurisdiction, any applicable government regulatory authority involved in granting Regulatory Approval and/or, to the extent required in such country or jurisdiction, Pricing Approval of Product in such country or jurisdiction, including, without limitation, (a) in the U.S., the FDA, and any other applicable Governmental Authority or Regulatory Authority in the U.S. having jurisdiction over the Product, and any successor Governmental Authority having substantially the same function, and (b) any foreign equivalent thereof and any successor Governmental Authority having substantially the same function.

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1.62     "Regulatory Material" means regulatory correspondence, submissions, notifications, registrations, approvals and/or other filings, to the extent such material is generated under the terms of this Agreement and is solely related to the Field, made to or with a Regulatory Authority that may be necessary to develop, manufacture, market, sell or otherwise commercialize Product, including, without limitation, clinical trial data, toxicology studies, IND, NDA, 51OK, clinical trial exemption, Pricing Approvals, and any other foreign equivalents.

1.63     "Royalty Period" means [***].

1.64     "Safety Information Document" shall have the meaning set forth in Section 4.3 hereof.

1.65     "Serious Adverse Event" means any Adverse Event with the following conditions: death, life-threatening, hospitalization, persistent or significant disability, congenital anomaly/birth defect, any other serious event requiring medical intervention, or as "Serious Adverse Event" is otherwise defined by other Regulatory Authority or the FDA in 21 CFR 312 & 314 as amended from time to  time.

1.66     "Serious Adverse Event Report" means any oral, written or electronically transmitted report of any Serious Adverse Event.

1.67     "Territory" means the entire world.

1.68     "Third Person" means any Person or entity other than Lumara, Antares, or an Affiliate or sublicensee of either of them.

1.69     "Third Person Claim" shall have the meaning set forth in Section 16.2 hereof.

1.70     "Third Person Rights" shall have the meaning set forth in Section 8.2 hereof.

1.71     "United States" or "U.S." means the United States of America, including its territories and possessions.

1.72     "U.S. Regulatory Approval" means the first date on which Lumara shall have received Regulatory Approval for a Product in the U.S.

1.73     "U.S. Regulatory Submission" means the first submission and acceptance for filing by a Regulatory Authority of all Regulatory Materials necessary for the manufacture, market and sale of Product in the U.S.

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1.74     "Valid Claim" means any claim in any issued, unexpired patent which has not been held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction following exhaustion of all possible appeal processes, and which has not been admitted to be invalid or unenforceable through reissue, reexamination or disclaimer.

1.75     "[***]" auto injector system, including the specific Device described in Exhibit F, [***].

ARTICLE 2

PRODUCT DEVELOPMENT PROGRAM

2.1     Purpose and Scope of Development. In accordance with, and subject to, the terms described herein, the Parties agree to collaborate in the research and development of the Device for the ultimate purposes of manufacturing and commercializing the Product in the Field in the Territory ("Product Development Program").

2.2     Preparation of Device Development Plan.  In the event Lumara, in its sole discretion, within thirty (30) days after completion of a meeting between Lumara and the FDA regarding Product development decides to continue development of the Product, Antares shall develop and prepare for Lumara's review and acceptance if satisfactory, an update to the Device Development Plan set forth on Exhibit D, which shall include  Antares' budgeted costs and project timelines for work to be performed on Antares Device Development and development of the Product by the Parties and paid for by Lumara in milestone-based payment amounts set forth therein as more specifically described in Section 2.4. The Parties may from time to time by mutual agreement amend the Device Development Plan or create additional Device Development Plans to provide for the development of additional Devices and Products.

2.3     Responsibilities of the Parties .

(a)     General. Each Party shall have responsibility for development activities as set forth in the Device Development Plan.

(b)     Lumara's Responsibilities. Lumara shall be responsible for overseeing the overall Product Development Program, undertaking clinical development of the Product through Regulatory Approval, and commercializing the Product, including:

(i)     Undertaking clinical development for the Device and Product in accordance with the Device Development Plan;

(ii)     Addressing all clinical and development issues that arise during the course of the Product Development Program

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(iii)     Undertaking regulatory filings for the Product or Drug, including payment of any applicable fees and promptly notifying Antares of correspondence and filings with Regulatory Authorities and providing copies of annual reports related to the Device filed with the Regulatory Authorities within forty-five (45) days after submission, and obtaining marketing approval for the Product in the Territory;

(iv)     Providing a preservative-free formulation of formulated Drug in a bulk packaging configuration to be used for Prefilled Syringe filling and finishing;

(v)      Providing formulated Drug product into a Prefilled Syringe for assembly with the Device into each Product;

(vi)     Investigating and handling of all Product complaints, including filing Adverse Drug Experience ("ADE") reports with the FDA, or foreign equivalent report with the appropriate Regulatory Authority;

(vii)      Receiving Product at a destination chosen by Lumara for final Product release and distribution;

(viii)      Providing Antares with general, non-proprietary project support from working knowledge of the Drug; and

(ix)      Providing distribution, inventory management, sales, promotion and commercialization of the Product.

(c)      Antares' Responsibilities. Antares shall be responsible for developing the Device in accordance with the Device Development Plan, for supporting Lumara's development of the Product under the Product Development Program, and for supporting Lumara's commercialization of the Products, including

(i)      Developing and supplying the Device in accordance with the agreed to specifications for clinical requirements;

(ii)      Providing reasonable support to Lumara's lead on all clinical development, issue resolution and program oversight;

(iii)       [***];

(iv)      Providing clinical supply of the Devices and Products to Lumara as needed for clinical development;

(v)      Providing commercial supply of the fully manufactured and packaged Product to Lumara's chosen destination for final release and distribution by Lumara;

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(vi)      Providing Lumara general, non-proprietary project support from working knowledge of the Device and prefilled syringe assembly;

(vii)      Promptly passing along to Lumara any Product complaints received by Antares and providing reasonable support to Lumara's lead in investigating and handling all Product complaints; and

(viii)     Providing appropriate support to Lumara's lead in obtaining Regulatory Approval (including, sNDA approval).

ARTICLE 3

GOVERNANCE AND ADMINISTRATIVE MATTERS

3.1     Joint Project Team. No later than forty-five (45) days after the Effective Date, the Parties shall form a Joint Project Team for the Product Development Program. The Joint Project Team shall be responsible for overall direction and management of the Product Development Program. The operation and authority of the Joint Project Team shall be as follows:

(a)      Responsibilities. The primary objectives of the Joint Project Team shall include the preparation, modification (if appropriate) and implementation of one or more development plans to address fully, consistent with the terms of this Agreement, the key registration and supply elements reasonably necessary for the research, development, manufacture, and clinical testing registration activities related to Antares Device development and the Device, and any formulation of the Drug specifically developed for use with a Device and Product, (each a "Device Development Plan"). The Joint Project Team shall from time to time review and, if appropriate, recommend revisions to the  Device Development Plan. The Joint Project Team also shall monitor the progress of the Product Development Program and periodically review the results of the Product Development Program and make recommendations as appropriate. In addition, no later than one hundred eighty (180) days after the Effective Date, the Joint Project Team shall prepare and adopt the Safety Information Document.

(b)      Representation. Each Party shall appoint three (3) representatives, or such other number of representatives as agreed to by the Parties, to serve on the Joint Project Team. The representatives of a Party may be changed from time to time at the discretion of each Party upon written notification by the Party making such change to the other.

(c)      Meetings. The Joint Project Team shall meet from time to time as determined by the Joint Project Team members, with the Parties alternating hosting the meeting. It is expected that the Joint Project Team shall meet at least four (4) times per Calendar Year or as otherwise agreed by the Joint Project Team members. Such meetings may be in person, via videoconference or via telephone conference at such times and places as are agreeable to the members of the Joint Project Team. Consultants and non-member employees of the Parties may attend meetings of the Joint Project Team as required to

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further the Product Development Program. Minutes of all such meetings setting forth decisions of the Joint Project Team relative to the Product Development Program will be prepared by the Party hosting the meeting and distributed within fifteen (15) business days after the meeting. Such minutes will become official when agreed to by all members of the Joint Project Team no later than fifteen (15) business days after published. Each Party will bear all expenses associated with attendance of its employees and consultants at such meetings.

(d)      Decisions. Decisions of the Joint Project Team shall be made by unanimous vote, with each Party having one vote regardless of its number of representatives on the Joint Project Team. If the Joint Project Team is unable to resolve any issue or dispute, then the issue shall be resolved pursuant to Section 20.2 [***].

3.2     Quarterly Status Report. During the Product Development Program, each Party shall provide the Joint Project Team with a quarterly status report no later than 15 days after the end of each calendar quarter that generally summarizes research and development efforts conducted by such Party under the Product Development Program during such Calendar Quarter at issue. Such report shall include, without limitation, a general summary of important events and/or milestones achieved, personnel changes, learning points and other matters that the Joint Project Team may deem appropriate.

3.3     Subcontracting Permitted. The Parties acknowledge and agree that portions of the work involved in the Product Development Program may be performed on behalf of the Party responsible for such work thereunder by Third Persons provided that the Joint Project Team shall have previously approved using such Third Person.

3.4     Meeting Expenses. Each Party will be responsible for its expenses associated with the attendance of its employees and consultants at meetings related to the activities contemplated by this Agreement.

ARTICLE 4

REGULATORY

4.1     Regulatory Filings. As of the Effective Date, and pursuant to the terms of this Agreement, Lumara will assume responsibility for all regulatory filings related to the Product, and shall timely file applicable patents to the Orange Book. Antares shall be responsible for preparing, filing and maintaining the Regulatory Material relating to the Device in support of Lumara's regulatory filings. As between the Parties, Lumara shall own all Regulatory Material relating to the Drug and Product in the Field and any future Drugs or Products in the Field (including but not limited to variants of existing Drug or

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Product) developed under the terms of this Agreement, and Antares shall own all Regulatory Material relating to the Device and any future Devices developed under the terms of this Agreement and Lumara shall retain a right to reference such Regulatory Materials during the term of this Agreement and thereafter as necessary to comply with Applicable Laws to maintain Product registration, as otherwise required by any Regulatory Authority, or as otherwise reasonably required by Lumara related to the activities conducted under this Agreement including the development, manufacture, use, sale, offer for sale, import or export of Products conducted under this Agreement.

(a)      Preparation, Maintenance and Ownership. Lumara, or its sublicensees, shall be responsible for the preparation of any Regulatory Materials, including regulatory filings and/or suitable applications required in order to conduct clinical trials and achieve Regulatory Approval (including, without limitation, achievement of marketing approval) for the Product and shall be the owner and party of record for all such Regulatory Materials to the extent permitted by Applicable Laws. [***]. Lumara, or its sublicensees, shall further be responsible for managing all interactions regarding such Regulatory Materials with all Regulatory Authorities in the Territory. Antares shall cooperate with Lumara as Lumara reasonably requires in preparing such Regulatory Materials or in managing such interactions with Regulatory Authorities. Lumara, or its sublicensees, shall determine in its discretion those countries of the Territory where marketing is intended.

(b)      Access to Device Files. With respect to any DMFs and DHFs of Antares related to the Device inside the Field, and outside the Field to the extent applicable to the Field, for so long as the licenses granted to Lumara hereunder remain in full force  and effect, Antares hereby grants to Lumara access to, and a right of reference to, such DMFs and DHFs. For the avoidance of doubt, Lumara's right to access such DMFs and DHFs shall include Lumara's right to incorporate Information otherwise contained in Antares' DMFs and DHFs into any Lumara regulatory submission or Regulatory Material submitted to a Regulatory Authority in the Territory pursuant to the terms of this Agreement.

4.2     Quality Assurance Audit. Lumara, at its own expense, shall have the right to conduct quality assurance audits with respect to all facilities, operations, and    laboratories where work under this Agreement is conducted by Antares, or on its behalf by subcontractors, (including, without limitation, work conducted by Antares related to the Device Development Plan) and to verify Antares' conformance with applicable cGMP, cGLP, cGCP, cQSRs and other regulatory requirements including, without limitation, verifying appropriate inventory control and material accountability systems with respect to the Device, Prefilled Syringes and Products. Such audits shall only be conducted upon reasonable notice during business hours. [***].

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4.3     Adverse Event Reporting. During the Product Development Program, and until and after Regulatory Approval of the Product and, and until and after Product Launch, Lumara will report Adverse Events and Serious Adverse Events which occur during the development of Product to Antares and the relevant Regulatory Authorities promptly according to the applicable regulations. Antares will cooperate and provide Lumara with  all information and assistance necessary or desirable for Lumara to carry out and comply with any regulatory requirements of such Regulatory Authorities. In addition, Antares will report to Lumara Adverse Events and Serious Adverse Events which occur during the development of the Device and Product and, after Product Launch, Antares will report to Lumara Serious Adverse Events and spontaneously reported Adverse Events of which it becomes aware and has the right to disclose, as such events relate to the use of Devices for other products, within two (2) working days of Antares' initial receipt of such information, in order that Lumara can fulfill its obligations to the appropriate regulatory authorities. Finally, Antares will supply specially formatted safety information to Lumara upon request, with reasonable notice, in order that Lumara can comply with FDA requirements for annual reports and safety updates. The specific details concerning the type of safety information, the appropriate format for such safety information, and the process for exchange of such information will be developed by the Joint Project Committee consistent with the requirements of the then current Lumara adverse reporting policies and consistent with those policies of the relevant Regulatory Authority ("Safety Information Document").

4.4     Product Complaints. Antares shall refer any complaints (including medical complaints) which it receives concerning the Device or the Product to Lumara within thirty-six (36) hours of Antares' receipt of such complaint; provided that all complaints concerning actual Product tampering, contamination or mix-up (e.g., wrong ingredients) shall be delivered within twenty-four (24) hours of Antares' receipt thereof. Antares shall not take any further action in connection with any such complaints without the consent of Lumara, but shall cooperate in the investigation and closure within [***] of any such complaints at the request of Lumara.

4.5     Regulatory Inspections. Antares shall promptly advise Lumara of any notice of regulatory inspection or other regulatory action related to this Agreement or any Device or Product and shall permit Lumara to be present during any inspection and to participate in the preparation of any response thereto.

ARTICLE 5

LICENSE

5.1     Exclusive License to Lumara. Antares hereby grants to Lumara a sole and exclusive, royalty-bearing license in the Territory, with the right to sublicense, subject to Antares' prior written consent which consent shall not be unreasonably withheld or delayed, through one or more levels of sublicensees, under the Licensed Technology (subject to Section 12.6) and Antares' interest in Program Intellectual Property to develop,

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use, sell, offer for sale and import and export Products and Devices for use in Products in the Field. [***]. Without limiting the generality of the foregoing license grant, Lumara acknowledges that the foregoing license grant does not grant Lumara the right under the Licensed Technology to sell, offer for sale, import or export any product that delivers the Drug other than a Product developed by the Parties under the Product Development Program pursuant to this Agreement without Antares' prior written consent. For avoidance of doubt, nothing herein shall prevent Lumara from developing, selling, offering for sale, importing or exporting any product that delivers the Drug and that does not require a license to Licensed Technology. Further notwithstanding the foregoing exclusive license grant to Lumara, Antares shall retain during the Product Development Program nonexclusive rights to Licensed Technology described in this Section 5.1 but only to the extent useful or necessary to fulfill its obligations under the Product Development Program or other obligations hereunder.

5.2     Assistance. Each Party shall promptly provide the other with all Information included in Licensed Technology, in the case of Antares, or in Intellectual Property Rights owned or controlled by Lumara, in the case of Lumara, that is, in each case, reasonably useful or necessary for the other Party to exploit the licenses granted in this Agreement or to perform such Party's obligations. Moreover, each Party shall provide the other with reasonable technical assistance in connection with such disclosure of Information.

5.3     Right to Intellectual Property. The Parties agree that all rights and  licenses granted under or pursuant to Article 5 and Article 12 of this Agreement are, [***].

5.4     License to Antares. Subject to the terms and conditions of this Agreement, Lumara hereby grants to Antares during the term of this Agreement a non-exclusive, royalty-free license in the Field in the Territory under Intellectual Property Rights owned or controlled by Lumara and Lumara's interest in Program Intellectual Property to use, export and import the Drug solely for the purposes of fulfilling its obligations under this Agreement.

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ARTICLE 6

EXCLUSIVITY

6.1     Exclusivity Restrictions.  [***].

6.2     No Restriction on Lumara. Notwithstanding anything contained within this Agreement, Lumara shall not be restricted or limited in any way by this Agreement (except with respect to a Product) with respect to its right to develop, seek regulatory approval for, manufacture, sell, distribute, license, import, export or otherwise commercialize the Drug or any product containing, or delivering the Drug in the Territory.

ARTICLE 7

COMMERCIAL  RIGHTS

7.1     Marketing and Commercialization. Subject to the terms described in this Agreement, Lumara shall have the sole and exclusive right, at its own expense, to obtain Regulatory Approval, and to market, sell, promote, distribute and otherwise commercialize Products in the Field, including, without limitation, preparation of promotional materials, direct-to-consumer advertising, samples, and sales representatives, in each country in the Territory that Lumara elects to market the Product as Lumara may deem appropriate. Lumara shall control the marketing plans for Product in the Field, and the packaging materials for the Product which, unless Lumara determines otherwise, shall be sold solely under Lumara's trademarks, trade dress and logos, with the exception of trademarks, trade dress and logo applied to the Devices, which shall be the sole responsibility of Antares. Lumara agrees to use Commercially Reasonable Efforts to effect a Product Launch of the first Product in the U.S. within 90 days of receiving final Regulatory Approval in the U.S. for such Product provided that Lumara shall not be required to effect a Product Launch unless and until Product stability tests have qualified a Product shelf life of at least 15 months.

7.2      [***].

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ARTICLE 8

COMPENSATION TO ANTARES

8.1     Up-Front Payments

(a)      Letter Agreement Payment. Antares acknowledges that Lumara made an initial Antares Device Development Payment to Antares in the amount of [***] upon execution of that certain Letter Agreement between Antares Pharm, Inc. and Lumara Health Inc. dated June 10, 2014 which led to this Agreement, [***] of which shall be used for the purpose set forth in Section 8.l(b), and [***] of which shall be used for the purpose set forth in Section 8.l(c).

(b)      Development and License Agreement Payment.  Within ten (10) days after the Effective Date of this Agreement, Lumara shall pay Antares an additional Antares Device Development Payment of [***].

(c)      Tooling and Process Validation Payment. Within ten (10) days after the Effective Date of this Agreement, Lumara shall pay Antares an additional Antares Device Development Payment of [***] for the purpose of initiating tooling and process validation for the 1 mL dose shown as item 3.1 on page 13 of the initial Device Development Plan attached hereto.

8.2     Royalties

(a)         Royalty Rates. Subject to the provisions of this Agreement, beginning upon Product Launch and during the Royalty Period for such Product, Lumara shall pay Antares on a Calendar Quarterly basis the lesser of any of the following royalties that apply to each particular Product sold in a particular country:

(i)      For aggregate annual worldwide Net Sales of Products up to and including [***], and for aggregate annual worldwide Net Sales of Products greater than [***], on Lumara's Net Sales for those  Products that are Covered by a Valid Claim of a patent within the Licensed Technology in the country in which such Products are sold. It is understood that such royalties will be applied incrementally; or

(ii)       [***] on Lumara's Net Sales for those Products that are not Covered by a Valid Claim of a patent within the Licensed Technology in the country in which such Products are sold; or

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(iii)       [***] on Lumara's Net Sales of Product in a country in the Territory in which there are [***] products with an Orange Book (or foreign equivalent) listed, A-rated  substitutable generic equivalent to the Product being sold.

(iv)       [***].

(b)         Royalty Calculations. Royalties shall be calculated on a Product-by-Product and country-by-country basis from the Net Sales of each individual Product. By way of example, if the annual aggregate worldwide Net Sales of a Product equals [***] in a given year, Lumara would pay Antares royalties for that year of (i) [***] on Net Sales of each Product sold in a country having a patent covering the sale of such Product in such country for such sales occurring prior to reaching aggregate worldwide annual Net Sales of [***], (ii) [***] on Net Sales of each Product sold in a country having a patent covering the sale of such Product in such country for such sales occurring after reaching aggregate worldwide annual Net Sales of [***], it being understood that royalties will be applied incrementally, (iii) [***] on Net Sales of each Product sold in a country having no patent covering the sale of such Product in such country, (iv) [***] on Net Sales of each Product sold in a country where such Product is subject to two (2) or fewer generic products (as described above) even if the sale of such Product is otherwise covered by a patent in such country and (v) [***].

(c)         Multiple Patents. Royalties payable under this Section 8.2 will be payable only once with respect to a particular sale of Product regardless of there being more than one Antares Patent Right applicable to such Product.

(d)         Access to Third Person Rights.  If at any time during the term of this Agreement access to a Third Person's intellectual property rights becomes necessary, advantageous or reasonably useful to make, use, sell, offer for sale and/or import a Product in the Field ("Third Person Rights"), Lumara or Antares shall have the right to acquire access to such Third Person Rights via a license or otherwise as described in this Section 8.2(d). Any decision to access such Third Person Rights will be discussed by the Joint Project Team. To the extent such Third Person Rights are solely related to the Drug, Lumara may acquire access to such Third Person Rights and shall be responsible for any acquisition cost to be paid to such Third Person (i.e., all consideration paid in connection with such acquisition including, without limitation, signing-fees, milestone payments and royalties) ("Access Costs") relating to such access. To the extent such Third Person Rights are unrelated to the Drug incorporated in the Product but is otherwise related to the  Product, Antares will have the first right, but not the obligation, to acquire access for Lumara to such Third Person Rights, in which case Antares shall be responsible for any related Access Costs.  If Antares fails to acquire access to such Third Person Rights within a reasonable period of time following discussion by the Joint Project Team (but not to exceed ninety (90) days), Lumara will have the right, but not the obligation, to acquire such

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access, in which case Lumara shall be responsible for any related Access Costs, provided, however, that Lumara may credit any such Access Costs incurred against any royalties or other payments otherwise payable to Antares under this Agreement.

(e)         Current Royalty Obligations (as of Effective Date). Notwithstanding anything to the contrary in this Agreement (including, without limitation, Section 8.2(e)), both Parties acknowledge and hereby agree that each is solely responsible for any and all royalty obligations that have accrued or may accrue in the future with respect to any agreements and/or arrangements that such Party may have agreed to prior to the Effective Date.

(f)         Royalty Payments. Lumara shall pay royalties owed to Antares under this Section 8.2 as follows:

(1)                Duration of Royalties Paid for Products. During the Royalty Period (such period being determined for each Product on an individual Product basis and country-by-country basis), royalty payments hereunder shall be paid by Lumara to Antares on Net Sales of each Product for the particular country and Product at issue.

(2)                Payment Terms. Royalty payments due Antares under this Section 8.2 will be paid by Lumara for Net Sales made by Lumara not later than [***] following the end of each Calendar Quarter and each such royalty payment shall be accompanied by a report in writing showing the Calendar Quarter for which such royalty payment applies on a Product-by-Product basis, the amount of Net Sales during such Calendar Quarter for which a royalty payment is due on a country-by-country basis and the total royalty payment due. Notwithstanding the foregoing, with respect to any sublicensee's sales of Product, Lumara shall report its sublicensee's Net Sales to Antares (and pay any royalties on such sublicensee's Net Sales to Antares not previously paid by Lumara's sublicensee) as of the next Calendar Quarter payment from the time Lumara receives such information from its  sublicensee. Antares or its representatives shall have the right to audit Lumara's records with respect to such reports in accordance with Section 11.2 of this Agreement.

8.3     Milestones. In addition to the royalty payments provided in Section 8.2 above, Lumara shall make the following non-refundable milestone payments to Antares with respect to the Product within sixty (60) days following the first occurrence of each of the following events:

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Milestone	Payment
Events	(U.S. Dollars)

First time Calendar Year Net Sales for a Product total at least [***].	[***]
First time Calendar Year Net Sales for a Product total at least [***].	[***]
Total Milestone Payments	[***]

Each such milestone payment shall be made by Lumara to Antares only once, and only for the first Product to reach such milestone, regardless of how many times such milestone is reached by the Parties during the term of this Agreement. In no event shall Lumara be required to pay more than one milestone payment with respect to Net Sales made in the same Calendar Year, or shall Lumara be required to make aggregate milestone payments to Antares under this Agreement in excess of [***]. The Parties agree that milestone payments are not, and shall not be deemed to be, royalties for purposes of Section 365(n) of the U.S. Bankruptcy Code.

8.4     Development Expenses.  [***]. Lumara shall pay Antares the development-milestone based payments set forth in the Device Development Plan to complete all development of the Device under this Agreement. Lumara shall only fund Antares' portion of the manufacturing development expenses to the extent such expenses were previously agreed to by the Parties in the Device Development Plan. Antares shall provide technical advice, consulting and other information as Lumara may reasonably request. Lumara shall pay Antares for such manufacturing development expenses within thirty (30) days after the completion and invoice approved by Lumara, to Lumara's satisfaction of each related milestone set forth in the Device Development Plan, and only the amounts corresponding to each such milestone as set forth therein in full satisfaction of the corresponding manufacturing development expenses.

8.5     Currency of Payment/Exchange Rates. All payments to be made under this Agreement shall be made in U.S. Dollars, regardless of the country(ies) in which sales are made. For the purposes of computing Net Sales in a currency other than U.S. Dollars, such currency shall be converted into U.S. Dollars as calculated at the average rates of exchange for the applicable period as published by the Federal Reserve Bank of New York.

8.6     Taxes. Any and all taxes levied on account of royalties or milestone payments accruing under this Article 8 shall be paid by Antares. If laws or regulations require withholding of taxes, such taxes will be deducted by Lumara or its sublicensee from such remittable royalties or milestone payments and will be paid by Lumara or its sublicensee to the proper taxing authority. Proof of each payment shall be sent to Antares within ninety (90) days following December 31st of each reporting year. During the term of this Agreement, Antares and Lumara agree to treat sales as if the sales are made by a U.S. company.

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8.7     No Surviving Royalties. For clarification, notwithstanding any applicable continuation of the licenses provided in Article 5 of this Agreement, Lumara shall have no further obligation to make royalty payments following the expiration or termination of this Agreement.

ARTICLE 9

USE OUTSIDE FIELD

Each Party shall have a non-exclusive right, with the right to grant licenses and sublicenses, to use the Joint Inventions for all other uses outside the Field, [***].

ARTICLE 10

SUPPLY OF DEVICES

10.1     Exclusive Supplier. The Parties hereby acknowledge that Antares is the exclusive supplier of all of Lumara's requirements for the Devices and Product within the Territory during the term of this Agreement, [***].

10.2     Manufacturing of the Product. Within sixty (60) days following the Effective Date of this Agreement, the Parties shall meet to discuss manufacturing arrangements related to the Product. The Parties agree that Antares shall be the supplier, or be responsible for the manufacture through a Third Person, of the Device and assembly and packaging of the Product, and the Parties shall enter into a mutually acceptable manufacturing agreement providing for such manufacture and supply of the Device and Product (the "Manufacturing Agreement") within [***] of the Effective Date of this Agreement. The Manufacturing Agreement shall include those terms set forth in Section 10.3 below, and such other terms as the Parties may agree. To the extent Antares utilizes any Third Person to perform some or all of its obligations under the Manufacturing Agreement, such Third Person, and the terms upon which it shall provide

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services for Antares, shall be subject to approval by Lumara in its sole discretion. From the Effective Date of this Agreement until the execution of the Manufacturing Agreement, Lumara may submit purchase orders to Antares to purchase quantities of the Device, provided, however, that no less than [***] Devices may be ordered on any individual purchase order.

10.3     Manufacturing Agreement. The Manufacturing Agreement shall provide for the following terms, in addition to other terms typically included in manufacturing agreements for devices in the medical device industry.

(a)      Responsibilities of the Parties. Antares will be responsible for Device manufacturing and Product assembly and finishing, and any portion of such Device manufacturing and Product assembly and packaging performed by Third Persons on Antares' behalf, including, without limitation, activities such as maintaining the DHF and DMF, complaint investigation, and the oversight of production. Lumara or its designee will be responsible for manufacture and formulation of any Drug and the Prefilled Syringe for assembly with the Device into the Product by Antares and for final Product release for sale.  Antares will work with Lumara to integrate the Device, Drug and Prefilled Syringe into a Product for commercial sale. Antares and Lumara will together identify appropriate Third Persons for various aspects of Device manufacturing and Product assembly and packaging. While it is anticipated that Antares and Lumara will make any decision for such Third Person selection jointly, Antares will have final decision-making authority regarding the use of a Third Person to manufacture any aspect of the Device, and Lumara will have final decision-making authority regarding the use of a Third Person to manufacture any aspect  of the Product other than the Device, and Lumara shall have the right to specify the final assembly packaging and labeling for Product, including the combination of the  components thereof and with respect to final release of the Product for sale.

(b)      Development of QA.  No later than [***] after the Effective Date, the Parties shall prepare and adopt the QA. The Parties shall, at least annually, review the QA and shall modify it from time to time as necessary through a written amendment to the QA signed on behalf of each of the Parties by an authorized representative.

(c)      Manufacturing. Subject to the te1ms and conditions of the Manufacturing Agreement, Antares, or the Third Person acting on its behalf, will manufacture Devices and assemble and package Product for Lumara at the times and in the quantities set forth by Lumara in forecasts and purchase orders as more specifically provided in the Manufacturing Agreement. Antares, and the Third Person acting on its behalf, will ensure that each shipment of Devices: (i) will have been manufactured in accordance with the specifications, cGMP, and cQSR, in effect at the time of Manufacture, (ii) will not be adulterated or misbranded within the meaning of the FD&C Act by Antares, the Third Person acting on its behalf, or their agents, and (iii) will not have been manufactured or sold in violation of any Applicable Laws in any material respect.

(d)      Manufacturing Decisions. Antares shall have final decision-making authority with respect to any manufacturing issue related to manufacture of Devices so long as such decisions and decision-making does not impede Lumara's right to

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commercialize Products hereunder, and Lumara shall have final decision-making authority with respect to any manufacturing issue related to the release for sale of Products.

(e)      Device Cost. The cost to Lumara of the Device and Product to be delivered by Antares will be as follows:

(i)  Cost of each Device loaded with a Prefilled Syringe (supplied by Lumara) to Lumara for clinical development and other non-commercial uses will be Antares' Fully Burdened Manufacturing Cost for the Device [***].

(ii)   Cost of each fully assembled and packaged Product to Lumara will be Antares' Fully Burdened Manufacturing Cost for the Device and assembly and packaging of the Product plus [***]. Parties estimate the cost plus [***] per device (exclusive of the cost of the Prefilled Syringe supplied by Lumara).

Antares warrants that the costs to manufacture the Devices and assemble and package the Products listed above are best estimates based upon: (i) [***] and (ii) volume projections provided by Lumara of Product sales in the Field. [***].

(f)      Back-up Supplier. At Lumara's request, and at Lumara's cost to the extent requested, Antares will qualify at least one back-up supplier for each critical component of the Device, as determined to be appropriate as part of the Device Development Plan. Notwithstanding the foregoing, Antares shall at Antares' cost develop, implement and maintain a redundancy plan reasonably acceptable to Lumara for molds, tooling and assemblies required for manufacturing the Devices, as more specifically set forth in Exhibit G.

(g)      Product Recall. Lumara, after consultation with Antares, shall have the right and responsibility to determine whether Product must or should be recalled. Lumara shall also be responsible for managing such recalls and Antares will cooperate with Lumara as Lumara may reasonably request. Lumara shall be responsible for all costs incurred due to a Product recall, provided, however, that to the extent that a recall relates to Antares' failure to deliver the Device in accordance with the specifications or relates to assembly and packaging Product, [***], Antares shall, in addition to repairing, replacing or refunding the purchase price of the

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non-conforming Products (at the option of Lumara), reimburse Lumara for the direct and verifiable costs related to the recall. Antares' liability for any such direct and verifiable costs relating to a recall shall not exceed the amount paid to Antares by Lumara for Product during the [***] period preceding the date of the recall. Product recall costs incurred by Antares shall be specifically excluded from Antares Fully Burdened Manufacturing Cost.

(h)      Subcontracting. To ensure that the quality of the Products (and/or major components thereof) is maintained, Antares agrees to notify and consult with  Lumara in advance in the event that Antares desires to subcontract the manufacture of any of the Products (and/or major components thereof), provided that any such subcontract shall be consistent with and subject to the applicable obligations of Antares under this Agreement, including without limitation, obligations to maintain quality, practice GMP where applicable and satisfy regulatory compliance requirements, and that such subcontract shall not adversely affect the supply of Products to Lumara under this Agreement.

ARTICLE 11

RECORD-KEEPING AND AUDITS

11.1     Records Retention. The Parties shall keep complete and accurate records pertaining to the development, use and sale of Products in sufficient detail to permit the other Party to confirm, in the case of Antares, its research, development and manufacturing efforts hereunder, and in the case of Lumara, its development and commercialization efforts, and the accuracy of calculations of all payments due hereunder.

11.2     Audit Request.  Each of the Parties shall have the right to request in writing an audit of the records described in Section 11.1, at its own expense, once on an annual basis, to determine, with respect to any of the two (2) preceding Calendar Years, the correctness of any report or payment made under this Agreement. If a Party desires to audit such records, it shall utilize an independent, certified public accountant reasonably acceptable to the other Party, to examine financial records and may utilize an independent scientist reasonably acceptable to the other Party to audit scientific records. Such accountant/scientist shall be instructed to provide the Party desiring the audit a report on the findings of the agreed upon procedures which verifies any previous report made, payment submitted, or work performed by the audited Party during such period. The expense of such audit shall be borne by the auditing Party; provided, however, that if an error in favor of the auditing Party of more than [***] is discovered, then such expenses shall be paid by the audited Party. If the audit determines that additional amounts are owed to Antares, or that amounts were overpaid to Antares, during the audit period, Lumara shall pay Antares the additional amount owed to Antares, or Antares shall pay Lumara the overpaid amount, within forty-five (45) days of the date on which the paying Party receives the audit report. Any Information received by a Party pursuant to this Section 11.2 shall be deemed to be Confidential Information hereunder.

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11.3      Survival. This Article 11 shall survive any termination of this Agreement for a period of two (2) years.

ARTICLE 12

PROGRAM INTELLECTUAL PROPERTY

12.1      Ownership of Program Intellectual Property. Any and all Information, data, items, material and knowledge including, without limitation, any and all suggestions, descriptions, ideas, inventions (whether or not patentable), know-how, trade secrets, techniques, strategies, methods, syntheses, processes, practices, skills, experience, documents, apparatus, devices, chemical formulations, compounds, composition of matter, chemical samples, assays, screens, databases, database structures and data analysis  methods discovered, generated or developed within the scope and during the course of the Product Development Program regardless of inventorship ("Program Intellectual Property") shall be the property of the Parties as follows:

(a)      Program Intellectual Property Relating to Drug. Program Intellectual Property that relates solely to the Drug, but not to the Device (e.g., including, without limitation, uses for the Drug, methods or processes for using or manufacturing the Drug, formulations applicable to the Drug, dosing, absorption and blood levels of the Drug, including, without limitation, relating to sub-cutaneous absorption of the Drug, and analogs, derivatives, fragments, mimetics, conjugates and any excipients thereof) shall be the sole property of Lumara. Antares hereby assigns all of its rights, including all Patent Rights, to such Program Intellectual Property to Lumara, and such Program Intellectual Property so assigned shall be deemed to be “Lumara Sole Inventions".

(b)      Program Intellectual Property Relating to Device. Program Intellectual Property that relates solely to the Device, but not to the Drug (e.g., including, without limitation, uses for the Device, improvements to the Device, and methods or processes for manufacturing the Device) shall be the sole property of Antares. Lumara hereby assigns all of its rights, including all Patent Rights, to such Program Intellectual Property to Antares, and such Program Intellectual Property so assigned shall be deemed to be "Antares Sole Inventions".

(c)      Program Intellectual Property Relating to Combination of Drug and Device. Program Intellectual Property that relates to the combination of the Drug and the Device (e.g., including, without limitation, uses for the Product, improvements to the Product, results from using the Product and methods or processes for manufacturing the Product) shall be jointly owned by Lumara and Antares. Lumara hereby assigns an undivided joint interest in its ownership rights, including all Patent Rights, to such Program Intellectual Property to Antares, and Antares hereby assigns an undivided joint interest in its ownership rights, including all Patent Rights, to such Program Intellectual Property to Lumara, and such Program Intellectual Property so assigned by shall be deemed to be "Joint Inventions". Except as otherwise provided for under the exclusive license granted to

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Lumara under Article 5 for use as Program Intellectual Property inside the Field, and under the provisions of Article 9 for use by either Party outside the Field, neither Party may use or license or sublicense the Joint Inventions without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned or delayed

(d)      Other Program Intellectual Property. The U.S. laws of inventorship shall govern the ownership of all other Program Intellectual Property that is not assigned to either Antares or Lumara pursuant to the ownership provisions of Sections 12.l(a), (b) or (c) hereof.

12.2     Cooperation. Each Party shall cooperate with the other in completing any patent applications or obtaining any other Patent Rights relating to both Sole and Joint Inventions that will be owned by the other Party. Each Party shall also cooperate with the other in executing and delivering any instrument required to assign, convey or transfer to such other Party its interest should such assignment, conveyance or transfer be required by the terms of this Agreement.

12.3     Ownership Review. No Party shall file a patent application on Program Intellectual Property until ownership as described in Section 12.1 is reasonably determined by the Parties after such Parties have had a reasonable opportunity to review and discuss the particular Program Intellectual Property at  issue.

12.4     Patent Filings. Antares shall be responsible at its own cost for the filing, prosecution and maintenance of all Antares Patent Rights including without limitation those listed on Exhibit B and shall not allow any such Antares Patent Rights to lapse without following the provisions of this Section 12.4. Upon written request by Lumara within 60 days after each Calendar Year-end, Antares shall provide Lumara with a report describing the status of the Antares Patent Rights. Such report shall include, at a minimum, the patent country, patent and application numbers, filing date, issue date, expiration date and any other relevant information.

(a)      Antares may, in the exercise of its sole discretion and at its own cost, prepare, file, prosecute and/or maintain patent applications for the Antares Sole Inventions and shall be responsible for related interference proceedings. Lumara may, in the exercise of its sole discretion and at its own cost, prepare, file, prosecute and/or maintain patent applications for Lumara Sole Inventions and shall be responsible for related interference proceedings. The Parties shall utilize an outside law firm acceptable to both Parties to prepare, file, prosecute and/or maintain patent applications for Joint Inventions and shall be responsible for related interference proceedings. The Parties shall share equally the costs associated with the use of such outside law firm in accordance with the terms of this Section 12.4.

(b)      Should any Party not wish to file, prosecute, maintain or issue any patent application for a Joint Invention in any particular country, that Party will so notify the other Party of its intentions ("Discontinuance Election"). Upon receipt of such Discontinuance Election, the other Party may elect to have the right to file, prosecute, maintain or issue any such patent or patent application at its own expense by providing

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written notice of the same within thirty (30) days of its receipt of the Discontinuance Election. Upon such election: (i) the discontinuing Party shall grant the other Party any necessary authority to file, prosecute, issue and maintain such patent application and/or patent at issue; and (ii) shall assign such patent or patent application to the other Party. Until such assignment is complete, the discontinuing Party shall take reasonable efforts to maintain or otherwise ensure that patent protection will not be lost with respect to such patent and/or patent application provided the other Party does not unreasonably delay the assignment thereof.

12.5     Public Disclosure. Each Party agrees to make every reasonable effort to delay any public disclosure of the subject matter of any patent application related to Program Intellectual Property of which it is aware until after the filing of such patent application.

12.6     Product Trademarks

(a)      Lumara will work collaboratively with Antares on the development, selection, and registration of Antares Trademarks and Lumara Trademarks, or any combinations thereof, appropriate for the Product and the particular countries within the Territory. In the event that Lumara and Antares fail to reasonably agree upon a selection of Antares Trademarks and Lumara Trademarks for the particular countries in the Territory, then Lumara shall have final decision-making authority with respect to such selection.

(b)      Acknowledgement of Rights in Antares Trademarks. Lumara acknowledges that Antares is the owner of all right, title and interest in and to the Antares Trademarks, and Lumara agrees not to adopt or use any of the Antares Trademarks in any manner whatsoever except as expressly provided in this Agreement. Lumara agrees not to apply for registration of any Antares Trademarks in the Territory or for any mark confusingly similar thereto.

(c)      Acknowledgement of Rights in Lumara Trademarks. Antares acknowledges that Lumara is the owner of all right, title and interest in and to the Lumara Trademarks, and Antares agrees not to adopt or use any of the Lumara Trademarks in any manner whatsoever except as expressly provided in this Agreement with respect to the manufacture and supply of Product to Lumara.  Antares agrees not to apply for registration of any Lumara Trademarks in the Territory or for any mark confusingly similar thereto.

(d)      Use of Antares Trademarks. Lumara agrees that the Antares Trademarks shall be used solely in connection with the marketing and sale of the Products and in accordance with Antares' specifications as to style, color and typeface as may be determined pursuant to Section 12.6(a). Antares shall at all times maintain quality control and final approval over all Products and Devices exhibiting Antares Trademarks. Lumara hereby agrees to notify Antares promptly of any infringement of any Antares Trademark in the Territory that Lumara has knowledge of.

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ARTICLE 13

REPRESENTATIONS, AND WARRANTIES AND COVENANTS

13.1     Antares Representations. Antares hereby represents, warrants and covenants to Lumara as follows:

(a)      Intellectual Property. That Antares has the requisite legal title and ownership under the Licensed Technology, including without limitation such Antares Patent Rights and Antares Trademarks listed in Exhibits B and C, respectively, necessary for it to fulfill its obligations under this Agreement, including, without limitation, the granting of the exclusive licenses in Article 5. There is no pending or threatened litigation, arbitration, government proceeding, or government investigation (and Antares has not received any communication relating thereto) which alleges that Antares' past activities relating to [***] devices or activities proposed under this Agreement, including, without limitation activities with respect to the Antares Patent Rights, infringe or misappropriate any of the Intellectual Property Rights of any Third Person. To the best knowledge of Antares, there is no Patent Right or other Intellectual Property Right of any Third Person that would be infringed or misappropriated by Lumara fulfilling any of its obligations or exercising any of its rights under this Agreement.

(b)      No Prior License.  That as of and prior to the Effective Date, Antares has not granted any license under Licensed Technology to develop, make, use, sell, offer for sale and/or import or export the Device and Product in the Field. Lumara shall have no liability on account of amounts due to any Third Person under any agreements of Antares.

(c)      Exclusivity.  That Antares hereby represents that as of the Effective Date, it does not have a commercial development and/or marketing agreement with any Third Person for the Device in the Field nor is Antares developing any Device for use in the Field except as provided for in this Agreement.

(d)      Full Disclosures.  That Antares has provided Lumara with all information that Lumara has requested for deciding the merits of entering into this Agreement.

(e)      Employee Obligations.  That all of its employees, officers, independent contractors and consultants who will work on the Product Development Program have legal obligations requiring, in the case of employees and officers,  assignment to Antares of all inventions made during the course of, and as a result of, their association with Antares and obligating the individual to maintain as confidential the confidential information of Antares, as well as the confidential information of a Third Person which Antares may receive.

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(f)      Compliance with Laws. That in carrying out its work under the Product Development Program such work shall be carried out in compliance with any Applicable Laws including, without limitation, federal, state, or local laws, regulations, or guidelines governing the work at the site where such work is being conducted. Moreover, Antares represents and warrants that in connection with carrying out its work under the Product Development Program, as applicable, based on the specific work to be conducted, it will carry out such work under the Product Development Program in accordance with current cGLP, cGCP, cGMP and cQSRs.

(g)      No Debarment.  That it will comply at all times with the provisions of the Generic Drug Enforcement Act of 1992, and will upon request certify in writing to Lumara that none of it, its employees, or any person providing services to Antares in connection with the collaboration contemplated by this Agreement have been debarred under the provisions of such Act.

(h)      Product Warranty.  That all Devices and Products manufactured by Antares, or a Third Person on behalf of Antares, when delivered to Lumara:

(i)      will be merchantable and fit for the purpose for which they are intended, (ii) will comply with applicable specifications and be free from any defects in materials or workmanship; (iii) will be delivered to Lumara free and clear of all liens and encumbrances; and (iv) will be in compliance with all Applicable Laws and regulations.

13.2     Lumara Representations. Lumara hereby represents and warrants to Antares as follows:

(a)      Intellectual Property.  That Lumara has the requisite legal title and ownership under its Intellectual Property Rights necessary for it to fulfill its obligations under this Agreement, including, without limitation, the granting of the non-exclusive licenses in Article 5. There is no pending or threatened litigation, arbitration, government proceeding, or government investigation (and Lumara has not received any communication relating thereto) which alleges that Lumara's past activities relating to the Drug, or activities proposed under this Agreement, including, without limitation activities with respect to the Antares Patent Rights, infringe or misappropriate any of the Intellectual Property Rights of any Third Person. To the best knowledge of Lumara, there is no Patent Right or other Intellectual Property Right of any Third Person that would be infringed or misappropriated by Antares fulfilling any of its obligations or exercising any of its rights under this Agreement.

(b)      Employee Obligations. That all of its employees, officers, independent contractors and consultants have legal obligations requiring, in the case of employees and officers, assignment to Lumara of all inventions made during the course of, and as a result of, their association with Lumara, and obligating the individual to maintain as confidential the confidential information of Lumara, as well as the confidential information of a Third Person which Lumara may receive.

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(c)      Compliance with Laws. That in carrying out its work under the Product Development Program such work shall be carried out in compliance with any Applicable Laws including, without limitation, federal, state, or local laws, regulations, or guidelines governing the work at the site where such work is being conducted. Moreover, Lumara represents and warrants that in connection with carrying out its work under the Product Development Program, as applicable based on the specific work to be conducted,  it will carry out such work under the Product Development Program in accordance with cGLP, cGCP, cGMP. Further, Lumara represents and warrants that it will commercialize Products only in compliance with Applicable Laws, including promotion of the Products only in accordance with its approved label and no off-label promotion of the Product.

(d)      No Debarment. That it will comply at all times with the provisions of the Generic Drug Enforcement Act of 1992, and will upon request certify in writing to Antares that neither it, nor its employees, or any person providing services to Lumara in connection with the collaboration contemplated by this Agreement have been debarred under the provisions of such Act.

ARTICLE 14

INFRINGEMENT OF THIRD PERSON RIGHTS

14.1     Infringement Claims.  If the manufacture, use or sale of Product in the Territory and in the Field results in any claim, suit or proceeding lodged by a Third Person alleging patent infringement against Lumara or Antares (or their respective Affiliates or sublicensees), such Party shall promptly notify the other Party in writing. Subject to the indemnity provisions of Article 16, which shall be controlling, the Party subject to such claim, suit or proceeding shall have the right to defend and control the defense of any such claim, suit or proceeding, using counsel of its own choice; provided that if both Parties are subject to such claim, suit or proceeding, then the Parties shall promptly determine in good faith which Party will defend and control the defense of any such claim, suit or proceeding, using mutually acceptable counsel; and, provided further, that in no event shall any controlling Party enter into any settlement or make any admission that admits or concedes that any Patent Rights or other intellectual property rights of the other Party are invalid or unenforceable, or adversely affects their scope, without the prior written consent of the other Party. If the Parties cannot promptly determine in good faith (and in any event within five (5) business days of initiating discussions with respect thereto) which Party will    defend and control the defense of any such claim, suit or proceeding then Antares shall be the controlling Party for the defense if the Device itself is at issue (including selecting counsel), and Lumara shall be the controlling Party for the defense if the Device itself is not at issue and the Drug alone or Product is at issue (including selecting counsel).

ARTICLE 15

INFRINGEMENT BY THIRD PERSONS

15.1     Notice. If any of the Licensed Technology licensed under this Agreement is infringed and/or misappropriated by a Third Person ("Infringed Licensed Technology"),

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the Party first having knowledge of such infringement/misappropriation shall promptly notify the other in writing. The notice shall set forth the facts of such infringement and/or misappropriation in reasonable detail.

15.2     Prosecution of Actions.

(a)     [***].

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15.3     Infringement of Licensed Technology Outside the Field.

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ARTICLE 16

MUTUAL INDEMNIFICATION

16.1     Responsibility and Control. Lumara and Antares shall each be solely responsible for the safety of its own employees, agents, licensees or sublicensees with respect to Product development, manufacturing, marketing, selling and detailing the Products, and each shall hold the other harmless with regard to any liability for damages or personal injuries resulting from acts of its respective employees or agents.

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16.2     Antares' Right to Indemnification. Lumara shall indemnify each of Antares, its successors and assigns, and the directors, officers, employees, and agents thereof (the "Antares Indemnitees"), defend and hold each Antares Indemnitee harmless from and against any and all liabilities, damages, losses, settlements, claims, actions, suits, penalties, fines, costs or expenses (including, without limitation reasonable attorneys' fees) (any of the foregoing, "Damages") incurred by or asserted against any Antares Indemnitee of whatever kind or nature, including, without limitation, any claim or liability based upon negligence, warranty, strict liability, violation of government regulation or infringement of patent or other proprietary rights, but only to the extent arising from or occurring as a result of a claim or demand made by a Third Person (a "Third Person Claim") against any  Antares Indemnitee because of (a) breach of any warranty made by Lumara pursuant to Section 13.2 hereof; (b) the Product, unless attributable to an item identified in Section 16.3  below which is under the responsibility of Antares; (c) the distribution or detailing of any Product by or on behalf of Lumara or its sublicensees, except to the extent such claim alleges infringement of any patent, other intellectual property rights or other proprietary rights of a Third Person; (d) any allegation that the manufacture, use, sale, offer for sale or importation of a Product infringes any patent, other intellectual property rights or other proprietary rights of a Third Person, except to the extent such infringement relates to the practice of the Antares Patent Rights or use of the Licensed Technology or the  manufacture, use, sale, offer for sale or importation of a Device (including a Device incorporated into a Product) or any delivery system including the Device; or (e) any breach of this Agreement by Lumara, except, in each such case, to the extent that such Damages  are finally determined to have resulted from the negligence or misconduct of Antares. Antares shall promptly notify Lumara of any Third Person Claim upon becoming aware thereof, and shall permit Lumara, at Lumara's cost, to defend against such Third Person Claim and to control the defense and disposition (including, without limitation, all  decisions to litigate, settle or appeal) of such claim, and shall cooperate in the defense thereof. Antares may, at its option and expense, have its own counsel participate in any proceeding that is under the direction of Lumara and shall cooperate with Lumara and its insurer in the disposition of any such matter.

16.3     Lumara's Right to Indemnification. Antares shall indemnify each of Lumara, its successors and assigns, and the directors, officers, employees, and agents thereof (the "Lumara Indemnitees"), defend and hold each Lumara Indemnitee harmless from and against any and all Damages incurred by or asserted against any Lumara Indemnitee of whatever kind or nature, including, without limitation, any claim or liability based upon negligence, warranty, strict liability, violation of government regulation or infringement of patent or other proprietary rights, but only to the extent arising from or occurring as a result of a Third Person Claim against any Lumara Indemnitee because of (a) breach of any warranty made by Antares pursuant to Section 13.1 hereof; (b) any alleged defect in the design or functionality of the Device; (c) the failure of Antares or its agents to manufacture, process, test or package Devices according to specifications; (d) [***]; (e) the [***], warehousing or distribution of a Product by Antares, except to the extent such claim alleges infringement of any patent, other intellectual property rights or other proprietary rights of a Third Person; (f) any allegation

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that the practice of the Antares Patent Rights or use of the Licensed Technology or the manufacture, use, sale, offer for sale or importation of a Device (including a Device incorporated into a Product) or any delivery system including the Device, in such cases, infringes any patent, other intellectual property rights or other proprietary rights of a Third Person; or (g) any breach of this Agreement by Antares, except, in each such case, to the extent that such Damages are finally determined to have resulted from the negligence or misconduct of Lumara or a sublicensee of Lumara. Lumara shall promptly notify Antares of any Third Person Claim upon becoming aware thereof, and shall permit Antares at Antares' cost to defend against such Third Person Claim and to control the defense and disposition (including, without limitation, all decisions to litigate, settle or appeal) of such Third Person Claim and shall cooperate in the defense thereof. Lumara may, at its option and expense, have its own counsel participate in any proceeding that is under the direction of Antares and will cooperate wit36h Antares or its insurer in the disposition of any such matter.

16.4     Insurance.  Each Party shall obtain and maintain insurance reasonably sufficient to cover its potential liability under this Agreement and shall provide evidence of such insurance to the other Party upon request.

16.5     Limitation of Liability. [***], neither Party shall be  liable to the other for any consequential, incidental, special, indirect or similar  damages whatsoever, including lost profits, sustained or incurred in connection with the Product or caused by Product defects, regardless of the form of action, whether in contract or tort or otherwise and whether or not such damages were foreseen or unforeseen.

ARTICLE 17

CONFIDENTIALITY

17.1     Confidentiality; Exceptions. Unless otherwise set forth in this Agreement, with respect to all Information disclosed or provided by, or on behalf of, either Party to the other or its designees in connection with this Agreement, whether provided orally, visually, electronically, in writing or in any other form, ("Confidential Information"), the Party receiving such Confidential Information ("Recipient") shall maintain the confidential and proprietary status of such Confidential Information, keep such Confidential Information and each part thereof within its possession or under its control, use all its reasonable efforts to prevent the disclosure of any Confidential Information to any other person, and use all its reasonable efforts to ensure that such Confidential Information is used only for those purposes specifically authorized by this Agreement. These mutual obligations of confidentiality shall apply until [***] following the later of expiration or termination of the Agreement, but such obligations shall not apply to any Information to the extent that such Information is:

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(a)      independently developed by such Party outside the scope and not in violation of this Agreement, as evidenced by such Party's contemporaneous written records;

(b)      in the public domain at the time of its receipt or thereafter becomes part of the public domain through no fault of or breach of this Agreement by the Recipient or by any person to whom the Recipient disclosed such Confidential Information; received without an obligation of confidentiality from a Third Person having the right to disclose such information; or

(c)      released from the restrictions of this Section 17.1 by the express written consent of the disclosing Party.

Notwithstanding the provisions of Section 17.1 hereof, the Parties may, to the extent necessary, disclose and use Confidential Information (i) to secure patent protection for an invention developed as a result of the Product Development Program or, to obtain regulatory clearance or institutional or government approval to clinically test or market Product, or (ii) as required by law, statute, rule or court order to be disclosed (the disclosing Party shall, however, use reasonable efforts to obtain confidential treatment of any such disclosure, and consult with the other Party and permit the other Party to participate in seeking an appropriate protective order). Notwithstanding anything to the contrary contained herein, all Confidential Information previously disclosed by the Parties shall continue to be subject to the Confidential Disclosure Agreement, dated [***], between the Parties which shall survive the execution and termination of this Agreement.

17.2     Authorized Disclosures of Confidential Information.

(a)      Permitted Persons.  Each Party may disclose Confidential Information of the other Party, without such Party's prior written consent, to its directors, employees, agents, consultants, permitted suppliers, and other person or entities who need to know such Confidential Information to assist the Party in fulfilling its obligations or exploiting its rights hereunder ("Permitted Person"). As a result of a Party's non-performance of its obligations under this Agreement, the other Party may disclose such Confidential Information to Third Persons as necessary for such Third Person to perform such obligations of that Party, and to Third Persons who are board members or board observers, investors or potential investors, provided the other Party ensures that such Third Person is bound by an appropriate confidentiality agreement prior to disclosure of Confidential Information. The Party making such disclosure shall be responsible for any confidentiality breaches of this Agreement by any Permitted Person to the same extent as if the confidentiality breach was made by the Party.

(b)      Legally Required or Necessary.  Each Party may also disclose the Confidential Information of the other Party, without such Party's prior written consent, to any person, entity, or government or regulatory authority to the extent that the law requires such disclosure. Notwithstanding the foregoing, prior to disclosing the other Party's Confidential Information under this Subsection, the disclosing Party, to the extent practicable, will give the other Party a copy of the Confidential Information to be disclosed

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and provide such Party a reasonable opportunity to comment on the necessity and the text of the proposed disclosure. The disclosing Party agrees to consider such comments in good faith and to reasonably avail itself of available means under the applicable law to minimize the disclosure of such Confidential Information.

(c)      Court Orders. Each Party may also disclose the Confidential Information of the other Party, without such Party's prior written consent, pursuant to an order of a Regulatory Authority or court of competent jurisdiction, provided that it promptly notifies the other Party of the required disclosure in order to provide such Party an opportunity to take legal action to prevent or limit such disclosure and, if asked, reasonably assists the other Party in pursuing such action.

(d)      Legal Actions.  Each Party may also disclose the Confidential Information of the other Party, without such Party's prior written consent, as is necessary to pursue or defend against a legal or regulatory action by one Party against the other with respect to this Agreement. A Party disclosing the other Party's Confidential Information, pursuant to this Subsection, will use reasonable efforts to minimize the disclosure of the other Party's Confidential Information, including, without limitation, by seeking to file pleadings under seal.

17.3     Return of Confidential Information.  Except as otherwise set forth herein, upon the earlier of the disclosing Party's written request or the expiration or termination of this Agreement, the Recipient shall return or destroy all copies of the disclosing Party's Confidential Information and certify promptly in writing that it has done so, provided that the Recipient shall be entitled to retain one (1) copy of the disclosing Party's Confidential Information in its secured files solely to monitor compliance with its obligations hereunder.

ARTICLE 18

PUBLICITY

18.1     Disclosure of Agreement. Neither Party to this Agreement may release any information to any Third Person regarding the terms or existence of this Agreement without the prior written consent of the other Party. This prohibition applies to press releases, educational and scientific conferences, promotional materials, governmental filings and discussions with public officials and the media. Notwithstanding the foregoing, however, this provision does not apply to any internal publications, or disclosures regarding this Agreement or related information to regulatory agencies such as the U.S. Food and Drug Administration, Securities and Exchange Commission, Federal Trade Commission and/or the Department of Justice which may be required by law, including requests for a copy of this Agreement or related information by tax authorities. Subject to the limitation set forth in the immediately preceding sentence, if any Party to this Agreement determines a release of information regarding the existence or terms of this Agreement is required by law, that Party will notify the other Party as soon as practical and give as much detail as possible in relation to the disclosure required. The Parties shall then

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cooperate with respect to deciding what information will actually be released. The Parties shall have the right to review and comment on any such information to be included in such governmental filing, including any redactions of Confidential Information required by the governmental agency requiring the release of information. The Parties shall cooperate with respect to any filings under the Hart-Scott-Rodino Antitrust Improvements Act, 15 U.S.C.

§18a et. seq., as appropriate. Such press release shall not in any way mention the financial terms or the pharmaceutical compounds governed by this Agreement.

18.2     Terminations. Both Parties agree that if this Agreement is terminated, neither Party will disclose its reasons for not proceeding to any Third Person without the express written consent of the other Party.

18.3     Publications. Except as otherwise provided in Section 18.1, neither Party shall disclose any information in the Field or derived under this Agreement to any Third Person without the prior written consent of the other Party, and for information outside the Field, neither party shall disclose any information derived under this Agreement to any Third Person without the prior written consent of the other Party, such consent for information outside the Field may not be unreasonably withheld. Furthermore, subject to and in addition to the consent requirement set forth above in this Section 18.3, each Party shall provide the other with an opportunity to review and comment upon, and remove any Confidential Information from, any proposed abstracts, manuscripts or proposed presentations that relate to the Field at least sixty (60) days prior to their intended submission for publication and agrees, upon request, not to submit such an abstract or manuscript for publication until the other Party is given a reasonable period of time to secure patent protection for any material in such publication which it believes to be patentable.

ARTICLE 19

TERM AND TERMINATION

19.1     Term. This Agreement shall commence as of the Effective Date and, unless sooner terminated in whole or in part as specifically provided in this Agreement, shall continue in force and effect and will expire upon [***].

19.2     Termination By Lumara. This Agreement may be terminated in its entirety by Lumara, upon Lumara's prior written notice to Antares:

(a)       [***] from the Effective Date provided that the effective date of such termination shall be at least forty-five (45) days after the date that written notice of such termination is sent to Antares provided, however, [***];

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(b)      Subject to Section 20.2, if Antares commits a material breach of this Agreement and such breach remains uncured for sixty (60) days following written notice of breach by Antares; or

(c)      Subject to Section 20.2, if Antares fails to supply Lumara's requirements of Products pursuant to Article 10 and under the Manufacturing Agreement, and such failure remains uncured for [***] following written notice of such failure to Antares;

(d)      If Antares is subject to a petition for relief under any bankruptcy legislation, or makes an assignment for the benefit of creditors, or is subject to the appointment of a receiver for all or a substantial part of Antares' assets, and such petition, assignment or appointment prevents Antares (as a legal or as a practical matter) from performing its obligations under this Agreement, or such petition, assignment or appointment is not otherwise dismissed or vacated within sixty (60) days.

19.3     Termination by Antares. This Agreement may be terminated in its entirety by Antares upon Antares' prior written notice to Lumara:

(a)      Subject to Section 20.2, if Lumara commits a material breach of this Agreement and such breach remains uncured for sixty (60) days following written notice of breach by Antares; or

(b)      If Lumara fails to submit the U.S. Regulatory Submission by [***] and [***],  provided that such date shall be extended until [***] (the "First Extension Period") upon Lumara making a date    extension payment to Antares of [***], until [***] (the "Second Extension Period") upon Lumara making an additional extension payment to Antares of [***] prior to the end of the First Extension Period for a cumulative total of [***], and until [***] upon Lumara making an additional extension payment to Antares of [***] prior to the end of the Second Extension Period for a cumulative total of [***]; or

(c)      If Lumara is subject to a petition for relief under any bankruptcy legislation, or makes an assignment for the benefit of creditors, or is subject to the appointment of a receiver for all or a substantial part of Lumara's assets, and such petition, assignment or appointment prevents Lumara (as a legal or as a practical matter) from performing its obligations under this Agreement, or such petition, assignment or appointment is not otherwise dismissed or vacated within sixty (60) days.

19.4     Remedies for Material Breach

(a)      Remedies for Lumara. Subject to Sections 16.5 and 20.2, in the event of an uncured material breach by Antares that would entitle Lumara to terminate this Agreement under Section 19.2(b), [***].

(b)      Remedies for Antares. Subject to Sections 16.5 and 20.2, in the event of a uncured material breach by Lumara that would entitle Antares to terminate this Agreement under Section 19.3(a), [***].

19.5     Effect of Termination.

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(a)      In the event Lumara terminates this Agreement pursuant to Section 19.2(a), or Antares terminates this Agreement pursuant to Section 19.3, then the licenses granted to Lumara under Section 5.1 shall terminate, and Lumara shall cease all use of the Licensed Technology and the using and selling of Products, provided, however, that Lumara may sell off any remaining inventory of Products existing on the date of termination for a period not to exceed [***] after the termination date.

19.6     Surviving Rights. Termination of this Agreement shall not terminate Lumara's obligation to pay all milestone payments, royalties and other payments that shall have accrued hereunder (including any milestone payments then accrued but not yet due under Section 8.3, and in the event this Agreement is terminated by Lumara pursuant to Section 19.2(a), including any milestone payments that would have accrued within [***] of the date of notice of termination). The obligations of the Parties under Article 5 (License), Article 8 (Compensation to Antares, but only with respect to payments accruing prior to and remaining unpaid upon termination or expiration of this Agreement, and in the event this Agreement is terminated by Lumara pursuant to Section l 9.2(a), to milestone payments that would have accrued within [***] of the date of notice of termination), Article 11 (Record-Keeping and Audits), Article 12 (Program Intellectual Property), Article 14 (Infringement of Third Person Rights), Article 16 (Mutual Indemnification), Article 17 (Confidentiality), Article 19 (Termination), and Article 20 (Miscellaneous) of this Agreement will survive the termination or expiration of this Agreement.

19.7     Accrued Rights, Surviving Obligations. Termination, relinquishment or expiration of the Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party prior to (or as a result of, including, without limitation, rights available under law and equity) such termination, relinquishment or expiration. Such termination, relinquishment or expiration shall not relieve either Party from obligations that are expressly indicated to survive termination or expiration of the Agreement.

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ARTICLE 20

MISCELLANEOUS

20.1     Agency. Neither Party is, nor shall be deemed to be, an employee, agent, co-venturer or legal representative of the other Party for any purpose. Neither Party shall be entitled to enter into any contracts in the name of, or on behalf of the other Party, nor shall either Party be entitled to pledge the credit of the other Party in any way or hold itself out as having the authority to do so.

20.2     Dispute Resolution. The Parties recognize that disputes as to certain matters may from time to time arise which relate to either Party's rights and/or obligations hereunder. The Parties hereby agree that they will attempt in good faith to resolve any controversy, claim or dispute (collectively, a "Dispute") arising out of or relating to this Agreement promptly by negotiations. Any such Dispute which is not settled by the Parties within [***] after notice of such Dispute is given by one Party to the other in writing shall be referred to a senior executive of Lumara and of Antares who are authorized to settle such Disputes on behalf of their respective companies ("Senior Executives") and who, if possible, are not involved in the Dispute. The Senior Executives will meet for negotiations [***] of the end of the [***] negotiation period referred to above, at a time, place and manner mutually acceptable to both Senior Executives. If the Dispute has not been resolved within [***] after the end of the [***] negotiation period referred to above (which period may be extended by mutual agreement), then such Dispute shall be subject to any other remedy available under this Agreement or at law or equity.

20.3     Assignment. Except as otherwise provided herein, neither this Agreement nor any interest hereunder shall be assignable by any Party without the prior written consent of the other (which consent shall not be unreasonably withheld, conditioned or delayed); provided, however, that either Party may assign this Agreement to any wholly owned subsidiary or to any successor by merger or sale of substantially all of its business unit to which this Agreement relates. This Agreement shall be binding upon the successors and permitted assignees of the Parties. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee.

20.4     Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

20.5     Force Majeure. Neither Party shall be liable to the other for loss or damages or shall have any right to terminate this Agreement for any default or delay attributable to any force majeure event, including, but not limited to, acts of God, acts of government, war, fire, flood, earthquake, terrorist acts, strike, labor dispute and the like, if the Party affected shall give prompt notice of any such cause to the other Party. The Party giving such notice shall thereupon be excused from such of its obligations hereunder as it is thereby disabled from performing for so long as it is so disabled and for sixty (60) days

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thereafter; provided, however, that such affected Party commences and continues to take reasonable and diligent actions to cure such cause.

20.6     Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), telexed, mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof):

If to Lumara, addressed to:	Lumara Health Inc. Chesterfield Grove Road Suite 200
[***]	Chesterfield, MO 63005
314-645-6600

If to Antares, addressed to:	Antares Pharma, Inc.
[***]	100 Princeton South, Suite 300
Ewing, NJ 08628
609-359-3020

20.7     Amendment. No amendment, modification or supplement of any provision of the Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

20.8     Waiver. No provision of the Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party.

20.9      Counterparts. The Agreement may be executed simultaneously in two counterparts, either one of which need not contain the signature of more than one Party but both such counterparts taken together shall constitute one and the same agreement.

20.10     Descriptive Headings. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

20.11     Governing Law. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of New York, without regard to its choice of law rules.

20.12     Severability. Whenever possible, each provision of the Agreement will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of the Agreement is held to be prohibited by or invalid under Applicable Law, such provision will be ineffective only to the extent of such prohibition or invalidity,

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without invalidating the remainder of the Agreement. In the event of such invalidity, the Parties shall seek to agree on an alternative enforceable provision that preserves the original purpose of this Agreement.

20.13     Entire Agreement of the Parties. This Agreement, including the Exhibits attached hereto, constitutes and contains the complete, final and exclusive understanding and agreement of the Parties hereto, and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof. In the event there is a discrepancy between the Exhibits and the Agreement, the Agreement shall control.

20.14     Jointly Prepared. This Agreement has been prepared jointly by both Parties and shall not be strictly construed against either Party.

20.15     Limitation of Liability. [***].

IN WITNESS WHEREOF, the Parties hereto have as of the Effective Date duly executed this Agreement.

LUMARA HEALTH INC.	ANTARES PHARMA, INC.

By: /s/ Thomas S. McHugh	By: /s/ Robert Apple
Name: Thomas S. McHugh	Name: Robert Apple
Title: Chief Financial Officer	Title: Chief Financial Officer and Chief Commercial Officer

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EXHIBIT A

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EXHIBIT B

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EXHIBIT C

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EXHIBIT D

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EXHIBIT E

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EXHIBIT F

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EXHIBIT G

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